Exhibit 10.2

Execution Version

AMENDMENT NO. 5 TO

AMENDED AND RESTATED MANAGEMENT AGREEMENT

THIS AMENDMENT NO. 5 TO AMENDED AND RESTATED MANAGEMENT AGREEMENT (the “Amendment”), dated as of September 16, 2022, is made pursuant to that certain Amended and Restated Management Agreement dated as of March 15, 2012, (as amended by the Amendment No. 1 to Amended and Restated Management Agreement, dated as of October 21, 2015, by the Amendment No. 2 to Amended and Restated Management Agreement, dated as of July 24, 2017 (the “Second Amendment”), by the Amendment No. 3 to Amended and Restated Management Agreement, dated as of April 16, 2021 (the “Third Amendment”), by the Amendment No. 4 to Amended and Restated Management Agreement, dated as of December 30, 2021 (the “Fourth Amendment”) and by the Joinder Agreement, dated as of December 30, 2021, the “Agreement”), among Domino’s Pizza Master Issuer LLC, a Delaware limited liability company (the “Master Issuer”), Domino’s Pizza Distribution LLC, a Delaware limited liability company (the “Domestic Distributor”), Domino’s SPV Canadian Holding Company Inc., a Delaware corporation (the “SPV Canadian Holdco”), Domino’s IP Holder LLC, a Delaware limited liability company (the “IP Holder”, and together with the Master Issuer, the Domestic Distributor and SPV Canadian Holdco, the “Co-Issuers”), Domino’s SPV Guarantor LLC, a Delaware limited liability company (the “SPV Guarantor”), Domino’s Pizza Franchising LLC, a Delaware limited liability company (the “Domestic Franchisor”), Domino’s Pizza International Franchising Inc., a Delaware corporation (the “International Franchisor”), Domino’s Pizza International Franchising of Michigan LLC, a Michigan limited liability company (the “International Franchisor (Michigan)”), Domino’s Pizza Canadian Distribution ULC, a Nova Scotia unlimited company (the “Canadian Distributor”), Domino’s EQ LLC, a Delaware limited liability company (the “Domestic Distribution Equipment Holder”), Domino’s RE LLC, a Delaware limited liability company (the “Domestic Distribution Real Estate Holder”, and together with the SPV Guarantor, the Domestic Franchisor, the International Franchisor, the International Franchisor (Michigan), the Canadian Distributor and the Domestic Distribution Equipment Holder, the “Guarantors”), Domino’s Pizza LLC, a Michigan limited liability company (“DPL”), Domino’s Pizza NS Co., a Nova Scotia unlimited company (the “Canadian Manufacturer”), Citibank, N.A. (“Citibank”), as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, Section 8.2 of the Agreement provides, among other things, that the parties to the Agreement may amend the Agreement from time to time in a writing by such parties; provided that any amendment that could reasonably materially adversely affect the interest of the Noteholders shall require the consent of the Control Party, which consent shall not be unreasonably withheld;

WHEREAS, the Co-Issuers, the Guarantors, DPL, the Canadian Manufacturer and the Trustee wish to amend the Agreement as set forth herein.

WHEREAS, the Co-Issuers, the Guarantors, DPL and the Canadian Manufacturer have duly authorized the execution and delivery of this Amendment; and

WHEREAS, the Co-Issuers and the Guarantors have certified to the Trustee pursuant to an Officer’s Certificate that the amendments set forth herein could not reasonably materially adversely affect the interests of the Noteholders; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Section 1. Defined Terms. Unless otherwise amended by the terms of this Amendment, terms used in this Amendment shall have the meanings assigned in the Agreement.

Section 2. Amendment.

The Agreement is hereby amended to amend and restate the definition of “Weekly Management Fee” appearing in Section 1.1 thereof in its entirety as follows:

“”Weekly Management Fee” means for each Weekly Allocation Date within a Quarterly Collection Period, either (X) an amount, payable in arrears, determined by dividing (a) the sum (as adjusted pursuant to this definition) of (i) $14,000,000, plus (ii) $4,700 for every integer multiple of $100,000 in aggregate Retained Collections (excluding PULSE Maintenance Fees and Technology Fees) over the preceding four Quarterly Collection Periods; by (b) 52 or 53, as applicable, based on the number of weeks in the fiscal year; provided, that the amount in clause (a), as adjusted, shall not exceed an amount equal to 25% of the aggregate amount of Retained Collections (excluding PULSE Maintenance Fees and Technology Fees) with respect to the preceding four Quarterly Collection Periods or (Y) on and after the Implementation Date (as defined in the Second Amendment), an amount determined by another formula notified by the Master Issuer in writing to the Trustee and the Control Party; provided that (a) the Master Issuer or the Manager certifies to the Trustee and the Control Party that such other formula was determined in consultation with the Back-Up Manager, (b) after delivering such notification, the Master Issuer will disclose the then-applicable formula in subsequent Quarterly Noteholders’ Statements and (c) the Master Issuer or the Manager delivers written confirmation to the Trustee and the Control Party that the Rating Agency Condition with respect to each Series of Notes Outstanding has been satisfied with respect to such new formula. For the avoidance of doubt, the Weekly Management Fee may also be amended in accordance with the amendment provisions in Section 8.21.

Section 3. Effectiveness of Amendment. Upon the date hereof (i) the Agreement shall be amended in accordance herewith, (ii) this Amendment shall form part of the Agreement for all purposes and (iii) the parties and each Noteholder shall be bound by the Agreement, as so amended. Except as expressly set forth or contemplated in this Amendment, the terms and conditions of the Agreement shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Agreement made in accordance with the terms of the Agreement, as amended by this Amendment.

[1]

NTD: Clause (Y) was inserted into the definition of “Weekly Management Agreement” in the Second Amendment but will only take effect on the date (the “Implementation Date”) that the Series 2015-1 Notes have been paid in full.

Section 4. Representations and Warranties. Each party hereto represents and warrants to each other party hereto that this Amendment has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

Section 5. Binding Effect. This Amendment shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.

Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Trustee. The Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Securitization Entities and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Amendment and makes no representation with respect thereto. In entering into this Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to Management Agreement to be executed and delivered by their duly authorized officers as of the date hereof.

DOMINO’S PIZZA LLC, as Manager and in its individual capacity

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S PIZZA NS CO.

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S PIZZA MASTER ISSUER LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S PIZZA DISTRIBUTION LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Management Agreement]

DOMINO’S SPV CANADIAN HOLDING COMPANY INC.

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S IP HOLDER LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S SPV GUARANTOR LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S PIZZA FRANCHISING LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Management Agreement]

DOMINO’S PIZZA INTERNATIONAL FRANCHISING INC.

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Management Agreement]

DOMINO’S PIZZA INTERNATIONAL FRANCHISING OF MICHIGAN LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S PIZZA CANADIAN DISTRIBUTION ULC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S EQ LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

DOMINO’S RE LLC

By:	/s/ Sandeep Reddy
Name: Sandeep Reddy
Title: Chief Financial Officer and Executive Vice President

[Signature Page to Amendment No. 5 to Amended and Restated Management Agreement]

CITIBANK, N.A., in its capacity as Trustee

By:	/s/ Jacqueline Suarez
Name: Jacqueline Suarez
Title: Senior Trust Officer

[Signature Page to Amendment No. 5 to Amended and Restated Management Agreement]